UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 7, 2004
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure
       We plan to begin the mailing of our 2004 Annual Report to shareholders on or about July 9, 2004, which will include a letter to shareholders and a summary of our product portfolio.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NVE CORPORATION
                                            (Registrant)

Date  July 7, 2004                         /s/ Daniel A. Baker
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                                           By: Daniel A. Baker
                                           President and Chief Executive Officer

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                                 INDEX TO EXHIBITS

   Exhibit                           Description
   -------                           -----------
     99 Letter to shareholders and product portfolio summary from our 2004 Annual Report to shareholders.

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